UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Hatteras Financial Corp.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule, or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

HATTERAS FINANCIAL CORP.

To Be Held On:

May 5, 2010 at 10:00 a.m. (local time)

Old Town Club, 2875 Old Town Club Road, Winston Salem, North Carolina 27106

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 19, 2010.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15639, where the following materials are available for view:

•Notice of Annual Meeting of Shareholders

•Proxy Statement

•Form of Electronic Proxy Card

•Annual Report to Shareholders

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.			2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2010.

1.	ELECTION OF DIRECTORS		3. To consider and approve the 2010 Equity Incentive Plan.
	NOMINEES:	Michael R. Hough
Benjamin M. Hough
David W. Berson
Ira G. Kawaller
Jeffrey D. Miller
Thomas D. Wren

Please note that you cannot use this notice to vote by mail.

The close of business on March 16, 2010 has been set by the Board of Directors as the record date for the determination of shareholders entitled to notice and entitled to vote at the meeting.

Shareholders are encouraged and cordially invited to attend the Annual Meeting of Shareholders of Hatteras Financial Corp.

For directions to the Annual Meeting, please contact Hatteras Financial Corp. at (336) 760-9331.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
Meeting Type: Annual Meeting
HATTERAS FINANCIAL CORP.	For holders as of: March 16, 2010 Date: May 05, 2010 Time: 10:00 AM EST
Location: Old Town Club
2875 Old Town Club Road
BROKER LOGO HERE	Winston Salem, NC 27106

You are receiving this communication because you hold shares in the above named company.
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report        2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                 sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends that you vote FOR the following:

1.      Election of Directors

Nominees

01     Michael R. Hough    02  Benjamin M. Hough    03  David W. Berson    04  Ira G. Kawaller    05  Jeffrey D. Miller

06     Thomas D. Wren

The Board of Directors recommends you vote FOR the following proposal(s):

2       Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending  December 31, 2010.

3       Approval of the 2010 Equity Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE		Job # Envelope # Sequence # # of # Sequence #